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EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Vision-Sciences, Inc. (the "Company") for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ron Hadani, Chief Executive Officer of the Company, and Yoav M. Cohen, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 3, 2008	/s/ RON HADANI Ron Hadani Chief Executive Officer

Dated: July 3, 2008	/s/ YOAV M. COHEN Yoav M. Cohen Chief Financial Officer

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  EXHIBIT 32